                                                                    EXHIBIT 23.2




                         INDEPENDENT AUDITORS' CONSENT

The Members and Board of Managers of Antigenics L.L.C.:

     We consent to the use of our report incorporated by reference herein, and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus and Registration Statement.

                                         /s/ KPMG LLP


Short Hills, New Jersey
January 31, 2000



                                       7